Exhibit 99.1

Contacts:
Ligand Pharmaceuticals Incorporated	LHA Investor Relations
Todd Pettingill	Bruce Voss
investors@ligand.com	bvoss@lhai.com
858 550-7893	310 691-7100

Ligand Announces Proposed Offering of $650 Million of Convertible Senior Notes

SAN DIEGO (May 16, 2018) – Ligand Pharmaceuticals Incorporated (NASDAQ: LGND) announced today that it intends to offer, subject to market conditions and other factors, $650 million aggregate principal amount of convertible senior notes due 2023 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering of the notes, Ligand expects to grant the initial purchasers a 13-day option to purchase up to an additional $100 million aggregate principal amount of the notes, solely to cover overallotments, if any.

Ligand intends to use a portion of the net proceeds from the offering of the notes to pay the cost of certain convertible note hedge transactions, taking into account the proceeds to Ligand of certain warrant transactions, each as described below, and to repurchase up to $50 million of shares of Ligand’s common stock from purchasers of notes in privately negotiated transactions, which could increase the market price of Ligand’s common stock prior to, concurrently with, or shortly after the pricing of the notes, and could result in a higher effective conversion price for the notes. Ligand expects to use the remainder of the net proceeds from the offering of the notes to acquire or invest in complementary businesses, companies, products and technologies and for working capital and other general corporate purposes, including, without limitation, research and development activities to maintain Ligand’s platform technologies and for development of Ligand’s product candidates being developed internally. Ligand has no current commitments or obligations with respect to any acquisitions or other strategic transactions.

The initial conversion rate, interest rate and certain other terms of the notes will be determined by negotiations between Ligand and the initial purchasers. Prior to November 15, 2022, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, Ligand will satisfy its conversion obligation by paying or delivering, as applicable, shares of its common stock, cash or a combination of shares of its common stock and cash, at Ligand’s election. However, Ligand will agree to settle all conversions in cash until such time as Ligand has a sufficient number of authorized but unissued shares of its common stock available to settle conversions of all then-outstanding notes in shares of common stock and has reserved such shares of common stock for such conversions.

If the initial purchasers exercise their option to purchase additional notes, Ligand intends to use the resulting additional proceeds of the sale of the additional notes and any additional warrants sold to the option counterparties to pay the cost of entering into additional convertible note hedge transactions with the option counterparties and for other purposes as discussed above.

In connection with the pricing of the notes, Ligand expects to enter into convertible note hedge transactions with one or more financial institutions, which may include one or more of the initial purchasers or their respective affiliates (the “option counterparties”). The convertible note hedge transactions are expected generally to reduce the potential dilution to Ligand’s common stock and/or offset any potential cash payments Ligand is required to make in excess of the principal amount upon conversion of the notes in the event that the market price of Ligand’s common stock is greater than the strike price of the convertible note hedge transactions. Ligand also expects to enter into warrant transactions with the option counterparties. The warrant transactions could separately have a dilutive effect if the market price of Ligand’s common stock exceeds the strike price of the warrant transactions.

Ligand has been advised by the option counterparties that, in connection with establishing their initial hedge position with respect to the convertible note hedge transactions and warrant transactions, the option counterparties and/or their respective affiliates expect to purchase shares of Ligand’s common stock and/or enter into various derivative transactions with respect to Ligand’s common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Ligand’s common stock or the notes at that time.

Ligand has also been advised by the option counterparties that the option counterparties or their respective affiliates are likely to modify their hedge positions by entering into or unwinding various derivative transactions with respect to Ligand’s common stock and/or purchasing or selling Ligand’s common stock or other of Ligand’s securities or instruments, including the notes, in secondary market transactions following the pricing of the notes and prior to the maturity of the notes.

The option counterparties may choose to engage in, or to discontinue engaging in, any of these transactions with or without notice at any time, and their decisions will be in their sole discretion. The effect, if any, of such activities of the option counterparties, including direction or magnitude, on the market price of Ligand’s common stock or the price of the notes will depend on a variety of factors, including market conditions, and cannot be ascertained at this time.

The notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and the shares of common stock issuable upon conversion of the notes, if any, have not been registered under the Securities Act or the securities laws of any other jurisdiction, and the notes and any such shares may not be offered or sold absent registration or an applicable exemption from such a registration requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any notes or common stock, nor shall there be any sale of notes or common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction.

About Ligand Pharmaceuticals

Ligand is a biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines. We have a diversified portfolio of biotech and pharmaceutical product revenue streams that are supported by an efficient and low corporate cost structure. Ligand’s Captisol® platform technology is a patent-protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs. OmniAb® is a patent-protected transgenic animal platform used in the discovery of fully human mono- and bispecific therapeutic antibodies. Ligand has established multiple alliances, licenses and other business relationships with the world's leading pharmaceutical companies including Novartis, Amgen, Merck, Pfizer, Celgene, Gilead, Janssen, Baxter International and Eli Lilly.

Forward-Looking Statements

This news release contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand's judgment as of the date of this release. Words such as “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding: the potential notes offering; use of any proceeds from the offering; the terms of the potential notes, share repurchases, and convertible notes hedge transactions and warrants; and whether the convertible notes hedge transactions and warrant transactions will become effective. Actual events or results may differ from Ligand's expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: risks and uncertainties associated with market conditions; whether Ligand will offer the notes or be able to consummate the proposed offering at the anticipated size or on the anticipated terms, or at all; and the satisfaction of closing conditions related to the proposed offering. The failure to meet expectations with respect to any of the foregoing matters may reduce Ligand's stock price. Additional information concerning these and other risk factors affecting Ligand can be found Ligand's public periodic filings with the Securities and Exchange Commission available at www.sec.gov. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this release. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

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